Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 14 - Subsequent Events

On January 14, 2013, Silicom's Board of Directors has adopted a policy for distributing dividends, subject to all applicable laws. According to this policy, each year the Company will distribute a dividend of up to 50% of its annual distributable profits.

On March 18, 2013 Silicom's Board of Directors declared a dividend of US $0.55 per share payable on April 17, 2013 to shareholders of record as of April 4, 2013, and in the aggregate amount of approximately US $3.9 million for 2012.